Exhibit 99.1

Serum Life Sciences invests in RNA biotech GreenLight by joining expanded financing for Environmental Impact Acquisition Corp.

Boston, November 23, 2021—GreenLight Biosciences Inc., an RNA-focused biotech (“GreenLight”), and Environmental Impact Acquisition Corp. (Nasdaq: ENVI) today announced an expansion of its PIPE financing to an aggregate $124.0 million in gross proceeds. The expanded financing includes a $10 million strategic investment from Serum Life Sciences Ltd (“Serum Life Sciences”), a subsidiary of Serum Institute of India Pvt. Ltd. (the “Serum Institute”).

The world’s largest vaccine manufacturer by volume, the Serum Institute sells more than 1.5 billion doses to over 160 countries; this includes national immunization programs and vaccines addressing polio, diphtheria, tetanus, pertussis, Hib, BCG, r-Hepatitis B, measles, mumps, and rubella.

Natasha Poonawalla, the chairperson of Serum Life Sciences, said: “Serum Life Sciences is delighted to invest in the future of GreenLight Biosciences, with the objective of accelerating the development and distribution of RNA vaccines.”

Serum Institute was founded in 1966 by Dr. Cyrus Poonawalla with the aim of manufacturing life-saving immuno-biologicals, which were in shortage in the country and imported at high prices. That mission continues today.

Both Serum Life Sciences and GreenLight share a commitment to making healthcare affordable and accessible.

“We are delighted to align with Serum Life Sciences through this investment in our future as a public company,” said GreenLight CEO Andrey Zarur. “The Serum Institute has a long history of delivering vaccines at scale and is playing a pivotal role in the global fight against COVID-19.”

GreenLight’s vision is to develop high-quality, cost-effective solutions that can be widely deployed, including to low- and middle-income countries.

The investment is being made under the same material terms as the $105 million common stock PIPE investment that ENVI and GreenLight announced in August 2021 as part of their proposed business combination. Serum Life Sciences Ltd will acquire shares of the publicly traded company contemporaneously with the closing of the business combination at the same price of $10 per share as existing PIPE investors.

Environmental Impact Acquisition Corp. has $207 million held in trust in addition to the PIPE financing. With the addition of Serum Life Sciences, Fall Line Capital and Viceroy Capital, the PIPE investors include, S2G Ventures, Cormorant Asset Management, Morningside Venture Investments, Hudson Bay Capital, BNP Paribas Ecosystem Restoration Fund, The Jeremy and Hannelore Grantham Environmental Trust, Continental Grain Company, Pura Vida Investments LLC, Xeraya Capital, and MLS Fund II/Spruce.

Environmental Impact Acquisition Corp., a publicly traded special purpose acquisition company, has agreed to a business combination with GreenLight Biosciences, a Boston-based biotechnology company dedicated to making ribonucleic acid (RNA) products affordable and accessible for human health and agriculture.

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About GreenLight

Founded in 2008, GreenLight aims to address some of the world’s biggest problems by delivering on the full potential of RNA for human health and agriculture.

In human health, this includes mRNA vaccines and therapeutics. In agriculture, this includes RNA to protect honeybees and a range of crops. The company’s breakthrough cell-free RNA manufacturing platform, which is protected by numerous patents, allows for cost-effective production of RNA. GreenLight’s human health product candidates are in the pre-clinical stage, and its product candidates for the agriculture market are in the early stages of development or regulatory review. For more information, visit https://www.greenlightbiosciences.com/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws with respect to the business of GreenLight and its proposed transaction with ENVI, including statements regarding the anticipated benefits of the transaction, the future business of GreenLight, the PIPE transaction and PIPE investment by Serum Life Sciences Ltd., the market opportunities for and uses of GreenLight’s product candidates and the potential for regulatory approval for

GreenLight’s product candidates, timing of clinical trials, and the timing of commercial launch of product candidates. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ENVI’s securities; the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of ENVI, the satisfaction of the minimum cash amount held by ENVI following any redemptions by its public stockholders; potential changes to the proposed structure of the business combination that may be required or appropriate to achieve the intended tax treatment or to satisfy other legal or regulatory requirements; the potential inability to complete the PIPE transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the potential inability to maintain the listing of ENVI’s securities with the Nasdaq Stock Market, Inc.; the outcome of any legal proceedings that may be instituted against GreenLight or ENVI related to the business combination agreement or the proposed transaction; unanticipated costs related to the transaction and the potential failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; potential exercise of appraisal rights by some GreenLight stockholders, which may reduce available cash; the effect of the announcement or pendency of the transaction on GreenLight’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of GreenLight; the need to obtain regulatory approval for GreenLight’s product candidates; the risk that clinical trials will not demonstrate that GreenLight’s therapeutic product candidates are safe and effective; the risk that GreenLight’s product candidates will have adverse side effects or other unintended consequences, which could impair their marketability; the risk that GreenLight’s product candidates do not satisfy other legal and regulatory requirements for marketability in one or more jurisdictions; the risks of enhanced regulatory scrutiny of mRNA solutions; the risk of significant delays in research, development and testing, pre-clinical studies and clinical trials, and regulatory approval; the potential inability to achieve GreenLight’s goals regarding scalability and affordability of its product candidates; the anticipated need for additional capital to achieve GreenLight’s business goals, including the risk that GreenLight would require additional capital if its future partnerships obligate

GreenLight to cover its own Phase II or Phase III clinical trial costs; changes in the industries in which GreenLight operates; changes in laws and regulations affecting the business of GreenLight; and the potential inability to implement or achieve business plans, forecasts, and other expectations after the completion of the proposed transaction. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4, as amended, discussed below and other documents filed by ENVI from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ENVI and GreenLight assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither ENVI nor GreenLight gives any assurance that GreenLight or ENVI, or the combined company, will achieve any result described in any forward-looking statement.

Important Information and Where to Find It

This press release may be deemed to relate to a proposed transaction between GreenLight Biosciences, Inc. and Environmental Impact Acquisition Corp. This press release does not constitute either (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (b) an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ENVI has filed an amended registration statement on Form S-4with the SEC, which includes a document that serves as a preliminary prospectus and proxy statement of ENVI, referred to as a proxy statement/prospectus. The final proxy statement/prospectus will be sent to all ENVI stockholders after the registration statement is declared effective by the SEC. ENVI has also filed and will file other documents regarding the proposed transaction with the SEC. This press release does not contain all of the information that will be contained in the final proxy statement/prospectus or other documents filed with the SEC. Before making any voting decision, investors and security holders of ENVI are urged to read the registration statement, the final proxy statement/ prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the final proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ENVI through the website maintained by the SEC at www.sec.gov or by sending a written request to ENVI at: ENVI.Inquiries@cgf.com.

Participants in the Solicitation

ENVI, GreenLight and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ENVI’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the final proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Contact:

Thomas Crampton

SVP & Head of Corporate Affairs

GreenLight Biosciences

tcrampton@greenlightbio.com

+1 914 202 2762

+44 7826 995794